Dividend Restrictions and Statutory Surplus	12 Months Ended
Dec. 31, 2015
Dividend Restrictions and Statutory Surplus [Abstract]
Dividend Restrictions and Statutory Surplus
17.    Dividend Restrictions and Statutory Surplus

Our business operations are conducted through subsidiaries that principally consist of HMOs and insurance companies. In addition to general state law restrictions on payments of dividends and other distributions to shareholders applicable to all corporations, HMOs and insurance companies are subject to further regulations that, among other things, may require those companies to maintain certain levels of equity and restrict the amount of dividends and other distributions that may be paid to their equity holders. The additional regulations applicable to our HMO and insurance company subsidiaries are not expected to affect our ability to service our debt, meet our other financing obligations or pay dividends.

Under applicable regulatory requirements, at December 31, 2015, the amount of dividends that may be paid by our insurance and HMO subsidiaries without prior approval by regulatory authorities was approximately $1.9 billion in the aggregate.  There are no such restrictions on distributions from Aetna to its shareholders. Prior to completion of the Proposed Acquisition, pursuant to the Merger Agreement, Aetna is not permitted to declare, set aside or pay any dividend or other distribution other than a regular quarterly cash dividend in the ordinary course of business, which will not exceed $.25 per share. In addition, the Bridge Credit Agreement and Term Loan Agreement each contain a covenant limiting “Restricted Payments” (as defined in the applicable agreement) by Aetna, subject to certain exceptions and baskets, including an exception permitting the payment of regular cash dividends. During 2015, our insurance and HMO subsidiaries paid approximately $2.3 billion of dividends to the Company.

The combined statutory net income for the years ended and combined statutory capital and surplus at December 31, 2015, 2014 and 2013 for our insurance and HMO subsidiaries were as follows:

(Millions)	2015	2014	2013
Statutory net income	$2,186.2	$2,126.6	$1,750.1
Statutory capital and surplus	9,883.4	9,405.8	8,431.0